UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

SUNVAULT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	27-4198202
State or jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

Suite 200, 10703 - 181 Street NW, Edmonton, Alberta, Canada	T5S 1N3
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box ☒

Securities Act registration statement file number to which this form relates (if applicable): 333-181040

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value

(Title of Class)

Item 1. Description of Registrant's Securities to be Registered.

The description of the registrant's securities contained in the Registrant's Registration Statement on Form S-1, filed with the commission under File No. 333-181040 on April 30, 2012 (as amended) incorporated by reference into this registration statement.

Item 2. Exhibits.

The following exhibits are filed as a part of this registration statement:

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation (Incorporated by reference to our Registration Statement on Form S-1 filed on April 30, 2012)

3.2	Bylaws (Incorporated by reference to our Registration Statement on Form S-1 filed on April 30, 2012)

2

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

SUNVAULT ENERGY, INC.

Date: March 31, 2015	By:	/s/ Gary Monaghan
Gary Monaghan
Chief Executive Officer and Director